UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2022

ZENDESK, INC.
 (Exact Name of Registrant as Specified in its Charter)

Delaware	001-36456	26-4411091
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

989 Market Street
 San Francisco, California 94103
 (Address of principal executive offices)
 (Zip Code)

(415) 418-7506
 (Registrant’s telephone number, including area code)

Not Applicable
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ZEN	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On August 17, 2022, Zendesk, Inc. (the “Company”) held its 2022 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, stockholders voted on the following four proposals, each of which is described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on July 11, 2022.

Proposal 1. The election of the three Class II directors listed below to hold office until the 2025 annual meeting of stockholders or until their successors are duly elected and qualified, subject to their earlier resignation or removal.

	Votes For	Votes Against	Abstain	Broker Non-Votes
Michael Frandsen	55,666,436	41,921,099	651,653	6,662,913
Brandon Gayle	57,291,461	40,295,030	652,697	6,662,913
Ronald Pasek	84,643,679	11,744,690	1,850,819	6,662,913

Based on the votes set forth above, each of the director nominees was duly elected.

Proposal 2. The ratification of the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022.

Votes For	Votes Against	Abstain
102,833,547	1,564,768	503,786

Based on the votes set forth above, the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was duly ratified.

Proposal 3. The non-binding advisory vote to approve the compensation of the Company’s Named Executive Officers as disclosed in the Company’s definitive proxy statement.

Votes For	Votes Against	Abstain	Broker Non-Votes
68,878,192	28,761,230	599,766	6,662,913

Based on the votes set forth above, the stockholders approved, on a non-binding advisory basis, the compensation of the Company’s Named Executive Officers as disclosed in the Company’s definitive proxy statement.

Proposal 4. The advisory vote on the frequency of future advisory votes to approve the compensation of the Company’s Named Executive Officers.

Votes For Every 1 Year	Votes For Every 2 Years	Votes For Every 3 Years	Abstain	Broker Non-Votes
96,973,688	40,246	574,441	650,813	6,662,913

Based on the votes set forth above, the stockholders approved, on an advisory basis, every one year as the frequency for future advisory votes to approve the compensation of the Company’s Named Executive Officers.

Item 8.01	Other Items.

Effective as of immediately following the end of the Annual Meeting, Michael Frandsen was appointed as Lead Independent Director of the Company’s Board of Directors.  In addition, effective as of immediately following the end of the Annual Meeting, Michael Frandsen was appointed as Chair of the Compensation Committee, and Ronald Pasek was appointed as Chair of the Audit Committee and as a member of the Nominating and Corporate Governance Committee.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZENDESK, INC.
(Registrant)

Date: August 17, 2022	By:	/s/ Shelagh Glaser
Shelagh Glaser
Chief Financial Officer
(Principal Financial Officer)